UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21778

Arden Sage Multi-Strategy Fund, L.L.C.

(Exact name of registrant as specified in charter)

Arden Asset Management LLC

375 Park Avenue, 32nd Floor

New York, NY 10152

(Address of principal executive offices) (Zip code)

SEI Investments Global Fund Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-751-5252

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item 1.	Reports to Stockholders.

ARDEN SAGE MULTI-STRATEGY FUND, L.L.C.

(formerly Robeco-Sage Multi-Strategy Fund, L.L.C.)

Financial Statements

For the year ended March 31, 2012

Arden Sage Multi-Strategy Fund, L.L.C.

For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund. Effective September 30, 2011, following the Fund’s regular close of business, the Fund and the Master Fund effected a reorganization with Arden Sage Multi-Strategy TEI Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy TEI Fund, L.L.C.) (the “TEI Fund”) and Arden Sage Multi-Strategy TEI Master Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.) (the “TEI Master Fund”), respectively, pursuant to which each of the Fund and the Master Fund acquired substantially all of the assets and liabilities of the TEI Fund and the TEI Master Fund, respectively, in exchange for Units of the Fund or the Master Fund, as applicable (the “Reorganization”). See “Fund Merger” in these notes.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 751-5252; and (ii) on the Commission’s website at http://www.sec.gov.

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and

Members of Arden Sage Multi-Strategy Fund, L.L.C

We have audited the accompanying statement of assets and liabilities of Arden Sage Multi-Strategy Fund, L.L.C. as of March 31, 2012 and the related statements of operations and cash flows for the year then ended, and statement of changes in members’ capital for each of the two years in the period ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As more fully described in the notes to the financial statements, the Fund invests substantially all of its assets in Arden Sage Multi-Strategy Master Fund, L.L.C. The audited financial statements of Arden Sage Multi-Strategy Master Fund, L.L.C. are attached, and are an integral part of these financial statements.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Arden Sage Multi-Strategy Fund, L.L.C. as of March 31, 2012, and the results of its operations and its cash flows for the year then ended, and statement of changes in members’ capital for each of the two years in the period ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

May 29, 2012

1

Arden Sage Multi-Strategy Fund, L.L.C.

Statement of Assets and Liabilities

March 31, 2012

Assets
Investments in Arden Sage Multi-Strategy Master Fund, L.L.C.	$144,203,548
Receivable from Arden Sage Multi-Strategy Master Fund, L.L.C.	6,336,876
Cash and cash equivalents	190,176
Due from Adviser	101,904
Other assets	2,449

Total assets	150,834,953

Liabilities
Redemptions payable	6,103,371
Distribution fees payable	309,819
Member servicing fee payable	73,971
Professional fees payable	40,351
Administration fee payable	5,574
Payable to Arden Sage Multi-Strategy Master Fund, L.L.C.	1,156
Board of Managers’ fees payable	1,125
Other accrued expenses	33,531

Total liabilities	6,568,898

Net Assets	$144,266,055

Members’ Capital
Net capital	$153,623,842
Accumulated net investment loss	(12,160,496)
Accumulated net realized loss on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	(7,418,534)
Net unrealized appreciation on investments in Arden Sage Multi-Strategy Master Fund, L.L.C.	10,221,243

Members’ Capital	$144,266,055

Net Asset Value Per Unit (based on 139,827 units outstanding)	$1,031.74

The accompanying notes are an integral part of the financial statements.

2

Arden Sage Multi-Strategy Fund, L.L.C.

Statement of Operations

For the year ended March 31, 2012

Net Investment loss allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.
Interest income	$423
Expenses	(1,549,328)

Net investment loss allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.	(1,548,905)

Investment Income
Interest	216

Fund Expenses
Distribution fees	1,074,688
Member servicing fee	189,660
Professional fees	153,159
Registration fees	142,369
Administration fee	58,636
Insurance fees	53,781
Board of Managers’ fees	8,250
Custody fee	2,500
Other expenses	74,011

Total fund expenses	1,757,054
Fund expenses reimbursed	(436,774)

Net Expenses	1,320,280

Net Investment Loss	(2,868,969)

Realized and Unrealized Gains (Losses) on Investment Activities allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.
Net Realized Gain on Investment	747,528
Net Change in Unrealized Depreciation on Investment	(487,130)

Net Realized and Unrealized Gains on Investments allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.	260,398

Net Decrease in Members’ Capital derived from Investment Activities	$(2,608,571)

The accompanying notes are an integral part of the financial statements.

3

Arden Sage Multi-Strategy Fund, L.L.C.

Statements of Changes in Members’ Capital

	For the year ended March 31, 2012	For the year ended March 31, 2011
From Investment Activities
Net investment loss*	$(2,868,969)	$(2,083,236)

Net realized gain on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	747,528	384,075
Net change in unrealized appreciation (depreciation) on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	(487,130)	4,918,217

Net realized and unrealized gains	260,398	5,302,292

Net increase (decrease) in Members’ Capital derived from investment activities	(2,608,571)	3,219,056

Members’ Capital Transactions
Sales of Units	60,176,063	36,823,889
Units transfer from Reorganization	17,016,072	—
Redemptions of Units	(31,230,260)	(21,626,153)

	45,961,875	15,197,736

Net Increase in Members’ Capital	43,353,304	18,416,792
Members’ Capital at Beginning of Year	100,912,751	82,495,959

Members’ Capital at End of Year	$144,266,055	$100,912,751

Accumulated Net Investment Loss	$(12,160,496)	$(9,291,527)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

4

Arden Sage Multi-Strategy Fund, L.L.C.

Statement of Cash Flows

For the year ended March 31, 2012

Cash Flows Provided by Operating Activities
Net decrease in Members’ Capital derived from investment activities	$(2,608,571)
Adjustments to reconcile net decrease in Members’ Capital derived from investment activities to net cash provided by operating activities:
Payments for purchases of Arden Sage Multi-Strategy Master Fund, L.L.C.	(20,339,876)
Proceeds from sales of Arden Sage Multi-Strategy Master Fund, L.L.C.	34,605,183
Net change in unrealized depreciation on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	487,130
Net realized gain on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	(747,528)
Net investment loss allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.	1,548,905
Decrease in investment made in advance in Arden Sage Multi-Strategy Master Fund, L.L.C.	4,655,000
Increase in receivable from Arden Sage Multi-Strategy Master Fund, L.L.C.	(836,876)
Increase in due from Adviser	(69,704)
Increase in other assets	(2,449)
Increase in payable to Arden Sage Multi-Strategy Master Fund, L.L.C.	1,156
Increase in member servicing fee payable	35,706
Increase in distribution fees payable	95,172
Increase in administration fees payable	1,448
Decrease in professional fees payable	(10,312)
Decrease in Board of Managers’ fees payable	(1,875)
Increase in other accrued expenses	10,609

Net cash provided by operating activities	16,823,118

Cash flows from financing activities
Proceeds from sales of Units	14,837,253
Redemptions of Units	(31,504,018)

Net cash used in financing activities	(16,666,765)

Net increase in cash and cash equivalents	156,353
Cash and cash equivalents, beginning of year	33,823

Cash and cash equivalents, end of year	$190,176

Supplemental schedule of non-cash financing activities:
Redemption of Units	$6,103,371

Contribution from Arden Sage Multi-Strategy TEI Fund, L.L.C.	$17,016,072

Contribution from Members	$40,830,060

Assets and liabilities transferred from Arden Sage Multi-Strategy TEI Fund, L.L.C.
Investments in Arden Sage Multi-Strategy TEI Master Fund, L.L.C.	$17,064,843
Receivable from Arden Sage Multi-Strategy TEI Master Fund, L.L.C.	675,000
Other assets	22,813
Redemptions payable	(624,006)
Distribution fees payable	(77,729)
Professional fees payable	(20,163)
Member servicing fee payable	(7,641)
Administration fee payable	(6,792)
Other accrued expenses	(9,484)

The accompanying notes are an integral part of the financial statements.

5

Arden Sage Multi-Strategy Fund, L.L.C.

Financial Highlights

	For the year ended March 31, 2012		For the year ended March 31, 2011		For the year ended March 31, 2010		For the year ended March 31, 2009		For the year ended March 31, 2008
Per Unit Operating Performance
Beginning net asset value	$1,077.93		$1,041.51		$920.13		$1,105.12		$1,141.44

Income/(loss) from operations*:
Net investment loss	(23.38)		(24.17)		(16.94)		(24.12)		(25.30)
Net realized and unrealized appreciation (depreciation) from Arden Sage Multi-Strategy Master Fund, L.L.C.	(22.81)		60.59		138.32		(160.87)		(11.02)

Net change in net assets resulting from operations	(46.19)		36.42		121.38		(184.99)		(36.32)

Ending net asset value	$1,031.74		$1,077.93		$1,041.51		$920.13		$1,105.12

Total Return	-4.29%		3.50%		13.19%		(16.74)%		(3.18)%

Net assets, end of year (000’s)	$144,266		$100,913		$82,496		$84,437		$112,670

Ratios to Average Net Assets(4)
Expenses, before waivers and reimbursements (1)	2.62%		2.63%		3.03%		2.74%		2.34%

Expenses, net of waivers and reimbursements (1)	2.25%		2.25%		2.36	% (2)	2.37	% (2)	2.25%

Net investment loss, before waivers and reimbursements	-2.62%		-2.63%		-2.36%		-2.70%		-2.25%

Net investment loss, net of waivers and reimbursements	-2.25%		-2.25%		-1.68%		-2.33%		-2.16%

Portfolio turnover rate	47.19	% (5)	34.13	% (5)	32.12	% (5)	38.25	% (3)	17.47%

*	Per share calculations were performed using average shares for the year.
(1)	Expenses of Portfolio Funds are not included in the expense ratio.
(2)	Expense ratio is greater than the expense cap of 2.25% due to inclusion of extraordinary expenses that are not covered by the expense cap as further described in Note 4.
(3)	Portfolio turnover rate represents the rate for Robeco-Sage Multi-Strategy Fund, L.L.C. from April 1, 2008 to December 31, 2008 and the rate for Robeco-Sage Multi-Strategy Master Fund, L.L.C. from January 1, 2009 to March 31, 2009.
(4)	Includes amounts allocated from the Master Fund.
(5)	Portfolio turnover rate represents the rate for Arden Sage Multi-Strategy Master Fund, L.L.C.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

6

Arden Sage Multi-Strategy Fund, L.L.C.

Notes to Financial Statements

March 31, 2012

1. Organization

Effective September 15, 2011, the name of the Arden Sage Multi-Strategy Fund, L.L.C. (the “Fund”) changed from Robeco-Sage Multi-Strategy Fund, L.L.C. to Arden Sage Multi-Strategy Fund, L.L.C.

Pursuant to an agreement by and among Arden Asset Management LLC (the “New Adviser”) and Robeco Investment Management, Inc. (the “Former Adviser”), dated as of June 1, 2011, the New Adviser assumed from the Former Adviser investment management responsibilities for a number of separate accounts and investment funds, including the Master Fund, effective October 1, 2011.

The Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company. The Fund is similar to a private investment fund in that, through its investment in the Master Fund (as defined below), its assets are actively managed and units of limited liability interests in the Fund (“Units”) are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it permits investments in relatively modest minimum denominations and that it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended (the “1933 Act”). The Fund commenced operations on December 1, 2005.

The Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Fund accomplishes its investment objective by investing substantially all of its assets in Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”), a Delaware limited liability company, which, like the Fund is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in hedge funds and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. Effective September 30, 2011, following the Fund’s regular close of business, the Fund and the Master Fund effected a reorganization with Arden Sage Multi-Strategy TEI Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy TEI Fund, L.L.C.) (the “TEI Fund”) and Arden Sage Multi-Strategy TEI Master Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.) (the “TEI Master Fund”), respectively, pursuant to which each of the Fund and the Master Fund acquired substantially all of the assets and liabilities of the TEI Fund and the TEI Master Fund, respectively, in exchange for Units of the Fund or the Master Fund, as applicable (the “Reorganization”). See Note 11 in these notes for (i) the net assets of the Fund and the Master Fund upon the Reorganization at September 30, 2011 and (ii) the identity of the feeder funds into the Master Fund upon the Reorganization. At March 31, 2012 the Fund holds 52.89% of ownership interest in the Master Fund. The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Investors who purchase Units and who are admitted to the Fund by its Board of Managers (the “Board”) will become members of the Fund (“Members”).

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The 12-month period ending October 31 of each year is the taxable year of the Fund and the Master Fund.

7

Arden Sage Multi-Strategy Fund, L.L.C.

Notes to Financial Statements (continued)

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, as detailed in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), may require the Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. Portfolio Valuation and Investment Transactions

The Fund records its investment in the Master Fund at fair value. Valuation of investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements, included elsewhere in this report.

C. Income Taxes

The Fund operated as a partnership from inception through November 30, 2010. Effective December 1, 2010, the Fund has elected to be treated as a corporation for Federal tax purposes and operates in a manner to qualify as a regulated investment company (‘RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (the “Tax Transition”). As a RIC under Subchapter M of the Code, each year that the Fund qualifies as a RIC and distributes to its Members generally at least 98.2% of its “investment company taxable income” (as defined in the Code), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. If the minimum distribution regulation is not met, the Fund would be subject to a 4% excise tax. This avoids a “double tax” on that income and net capital gains since holders of Units normally would be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally would not incur unrelated business taxable income with respect to an investment in the Fund if they do not borrow to make the investment. While the Fund intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the excise tax as described above, it is possible that some excise tax will be incurred. In such event, the Fund will be liable for the tax only on the amount for which it does not meet the foregoing distribution requirements.

The Fund changed its tax year end to October 31, 2011. For the prior tax year-ended November 30, 2010, and for the preceding tax year ended December 31, 2009, which remain subject to examination by the tax authority, the Fund did not have a liability for any unrecognized tax benefits. The Fund has analyzed tax positions taken or expected to be taken in the course of preparing the Fund’s tax return for all open tax years and has concluded, as of March 31, 2012, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended March 31, 2012, the Fund did not incur any interest or penalties.

8

Arden Sage Multi-Strategy Fund, L.L.C.

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

C. Income Taxes (concluded)

ASC 740, Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Company is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than being considered all short term as under previous law. As the principle provisions of the Act will commence for fiscal periods beginning after December 22, 2010, or for the Company’s fiscal year beginning April 1, 2011, the effect of the Act on the Company will not be fully known until that time. As of March 31, 2012, the Fund had a capital loss carryforward of $752,937, which is available to offset future capital gains.

D. Distribution Policy

Because the Fund’s tax treatment requires the Fund to make certain annual distributions to Members, the Fund has established a program for the automatic reinvestment of these distributions in the Fund. Unless the Fund is informed otherwise, each Member will be enrolled automatically in the reinvestment program. Under the program, when a Member’s distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.

Dividends and distributions are generally taxable to Members, as discussed below, whether they are reinvested in Units or received in cash. A Member may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Units (provided that a minimum account balance of $50,000 (or $25,000 in the case of Members who are employees of the New Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the New Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), as of the date that the Fund values Units for repurchase, is maintained). If a Member wishes to opt out of the program and to receive dividends and distributions in cash, the Member needs to contact UMB Fund Services, Inc. (“UMB”), the Fund’s transfer agent at 1-877-491-4991 to complete the necessary instructions. Members who held Units prior to December 1, 2010 were enrolled in this program unless they elected otherwise by notice to UMB. Members may request a copy of the automatic reinvestment program by contacting UMB at 1-877-491-4991.

9

Arden Sage Multi-Strategy Fund, L.L.C.

Notes to Financial Statements (continued)

2. Significant Accounting Policies (concluded)

D. Distribution Policy (concluded)

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund’s or the Master Fund’s investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions. During the year ended March 31, 2012, the Fund did not declare any dividends.

E. Cash and Cash Equivalents

The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

3. Related Party Transactions and Other

Related Parties

Effective October 1, 2011, New Adviser, a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended, serves as the Investment Adviser of the Fund and the Master Fund pursuant to investment advisory agreements between the New Adviser and each of the Fund and the Master Fund (the “New Advisory Agreements”). Other than the identity of the New Adviser, the terms of the New Advisory Agreements are substantially the same as the terms of the previous advisory agreements (“Former Advisory Agreements”). The New Advisory Agreements were approved by the Board at a meeting held on June 6, 2011 and by members of the Fund and the Master Fund at a meeting held on September 27, 2011. The New Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund. The Board has overall responsibility for the management and supervision of the operations of the Fund. Employees of the New Adviser serve as officers and as members of the Board of the Fund. Prior to October 1, 2011, Former Adviser served as the investment adviser of the Fund. The Former Adviser was registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Former Adviser was a subsidiary of Robeco Groep and was responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund. Employees of the Former Adviser served as officers and as members of the Board of the Fund.

In consideration of these investment advisory services and pursuant to the New Advisory Agreement between the Fund and the New Adviser, effective October 1, 2011, the Fund pays the New Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during each calendar quarter after October 1, 2011 (the “Advisory Fee”). However, under the New Advisory Agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund’s assets remain invested in the Master Fund, which also pays the New Adviser a quarterly fee at an annualized rate of 0.75% of the

10

Arden Sage Multi-Strategy Fund, L.L.C.

Notes to Financial Statements (continued)

3. Related Party Transactions and Other (continued)

Related Parties (continued)

average net assets of the Master Fund during each calendar quarter for investment advisory services. The New Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the New Advisory Agreement. In consideration of these investment advisory services and pursuant to the Former Advisory Agreement between the Fund and the Former Adviser, prior to October 1, 2011, the Fund paid the Former Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during each calendar quarter prior to October 1, 2011. Under the Former Advisory Agreement, the Fund was not subject to the advisory fee so long as substantially all of the Fund’s assets remain invested in the Master Fund. The Former Adviser provided office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Former Advisory Agreement.

Effective January 11, 2012, the Fund has entered into a distribution agreement (the “New Distribution Agreement”) with Arden Securities, LLC (“Arden Securities”), to act as the distributor for the sale of Units (the “New Distributor”). Arden Securities serves as the New Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers and financial advisers (collectively with Arden Securities, the “Selling Agents”) to assist in the distribution of Units. The New Distributor is entitled to charge a sales load to each investor on the purchase price of its Units of up to 2.5%, subject to certain limitations as described in the New Distribution Agreement. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund. The sales load will be charged as a percentage of an investor’s investment amount. The sales load will not constitute an investment made by the investor in the Fund. There were no sales loads charged by the New Distributor for the period from January 11, 2012 to March 31, 2012. Prior to January 11, 2012, the Fund had a distribution agreement (the “Former Distribution Agreement”) with Robeco Securities L.L.C. (“Robeco Securities”), a subsidiary of the Former Adviser, to act as the distributor for the sale of Units (the “Former Distributor”). Robeco Securities served as the Former Distributor on a reasonable best efforts basis, subject to various conditions, and could retain broker-dealers and financial advisers (collectively with Robeco Securities) to assist in the distribution of Units. The Former Distributor was entitled to charge a sales load to each investor on the purchase price of its Units of up to 2.5%, subject to certain limitations as described in the Former Distribution Agreement. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund. The sales load will be charged as a percentage of an investor’s investment amount. The sales load will not constitute an investment made by the investor in the Fund. There were no sales loads charged by the Former Distributor for the period from April 1, 2011 to January 10, 2012.

In addition, effective January 11, 2012, the Fund pays the New Distributor an ongoing quarterly distribution fee (the “Distribution Fee”) at an annualized rate of 0.85% of the average net assets of the Fund during each calendar quarter, as compensation for the sale and marketing of Units and for the provision of certain investor and account maintenance services. The Distribution Fee is payable in arrears within five days after the end of the quarter. Prior to January 11, 2012, the Fund paid the Former Distributor an ongoing quarterly distribution fee at an annualized rate of 0.85% of the average net assets

11

Arden Sage Multi-Strategy Fund, L.L.C.

Notes to Financial Statements (continued)

3. Related Party Transactions and Other (continued)

Related Parties (concluded)

of the Fund during each calendar quarter, as compensation for the sale and marketing of Units and for the provision of certain investor and account maintenance services. The Distribution Fee was payable in arrears within five days after the end of the quarter.

Effective January 11, 2012, the Fund has also entered into a New Member Services Agreement (the “New Member Services Agreement”) with the New Distributor to provide (or arrange for the provision of) ongoing Member and account maintenance services. As consideration for these services, the Fund pays an ongoing quarterly Member servicing fee to the Distributor at an annualized rate of 0.15% of the average net assets of the Fund during each calendar quarter. The New Distributor may pay all or a portion of this amount to retain broker-dealers and financial advisors (“Member Service Providers”) to provide Member and account maintenance services. Prior to January 11, 2012, the Fund had a Member Services Agreement (the “Former Member Services Agreement”) with the Former Distributor to provide (or arrange for the provision of) ongoing Member and account maintenance services. As consideration for these services, the Fund paid an ongoing quarterly Member servicing fee to the Former Distributor at an annualized rate of 0.15% of the average net assets of the Fund during each calendar quarter. The Former Distributor could pay all or a portion of this amount to retain Member Service Providers to provide Member and account maintenance services.

The Fund and the Master Fund have entered into a Master/Feeder Agreement. Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies. The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

Each member of the Board, who is not an “interested person” of the Fund, as defined by the 1940 Act, receives an annual fee of $1,500. In addition, the Master Fund pays each member of the Board who is not an “interested person” an annual fee of $18,000. Any Board member who is an “interested person” does not receive any annual or other fee from the Fund. All Board members are reimbursed by the Fund for reasonable out-of-pocket expenses. Prior to October 1, 2011, each member of the Board, who was not an “interested person” of the Fund, as defined by the 1940 Act, received an annual fee of $4,000. Prior to October 1, 2011, the Master Fund paid each member of the Board who was not an “interested person” an annual fee of $2,000.

Other

SEI Investments Global Fund Services (the “Administrator”) provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund, pursuant to an administration agreement (the “Administration Agreement”). In consideration of such services, the Fund

12

Arden Sage Multi-Strategy Fund, L.L.C.

Notes to Financial Statements (continued)

3. Related Party Transactions and Other (concluded)

Other (concluded)

pays the Administrator a monthly fee based on the aggregate month-end net assets of the Fund and the other funds in the “Fund Complex” (as defined in the Fund’s prospectus) at an annual rate of up to 0.12%, subject to certain fee minimums, and reimburses the Administrator for certain out-of-pocket expenses. Upon expiration of a two year term, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the “Custodian”) for the Fund’s assets. In consideration for such services, the Fund pays the Custodian an annual fee of $2,500. In addition, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

4. Fund Expenses

The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses, other than those borne by the New Adviser, effective October 1, 2011 or the Former Adviser, prior to October 1, 2011, pursuant to the New Advisory Agreement and Former Advisory Agreement, respectively, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund and the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; fees and travel-related and other expenses of members of the Board who are not employees of the New Adviser or Former Adviser or any affiliated person of the New Adviser and Former Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s and the Master Fund’s transactions among the New Adviser and Former Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Fund also indirectly bears fees and expenses of the Portfolio Funds, as an investor in the Master Fund. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

The New Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “New Expense Limitation Agreement”) under which the New Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well

13

Arden Sage Multi-Strategy Fund, L.L.C.

Notes to Financial Statements (continued)

4. Fund Expenses (concluded)

as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund’s average monthly net assets (the “New Expense Limitation”). Therefore, the accompanying Statement of Assets and Liabilities includes a receivable from the New Adviser of $101,904 for the reimbursement of excess expenses. Prior to October 1, 2011, the Former Adviser and the Fund had an expense limitation and reimbursement agreement (the “Former Expense Limitation Agreement”) under which the Former Adviser (or its affiliate) had agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund’s average monthly net assets. The Former Expense Limitation Agreement terminated when the New Adviser became the Fund’s Investment Adviser.

In consideration of the New Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the New Adviser (or its affiliate) in excess of the New Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the New Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s ordinary operating expenses, in the year of reimbursement, to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. As of March 31, 2012, the amount of the carryforward is $233,124. The New Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the New Expense Limitation Agreement and Former Expense Limitation Agreement.

5. Members’ Capital

Unit transactions for the year ended March 31, 2012 were as follows:

Units outstanding at beginning of year	93,617
Units issued	59,456
Units transfer from Reorganization	17,173
Units redeemed	(30,419)

Units outstanding at end of year	139,827

The Fund is authorized to issue Units the value of which at time of issuance is not to exceed $300 million in aggregate.

14

Arden Sage Multi-Strategy Fund, L.L.C.

Notes to Financial Statements (continued)

6. Borrowings

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund and Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

7. Net Asset Valuation

The Fund sells Units at their offering price, which is equal to the “net asset value” per Unit. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund’s net asset value is the value of the Fund’s assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

8. Purchases and Repurchases of Units

Generally, the minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000. The minimum initial investment for employees of the New Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the New Adviser, as applicable, members of the Board, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.

Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the New Adviser. The New Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members, as of the last business day of March, June, September and December.

The Board will also consider the following factors, among others, in making their determination of the amount of the tender offer: (i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund’s assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

15

Arden Sage Multi-Strategy Fund, L.L.C.

Notes to Financial Statements (continued)

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Tender Offer

On March 30, 2012, the Fund offered to purchase up to $42,000,000 of Units tendered by Members of the Fund at a price equal to the net asset value as of June 30, 2012. In May 2012, the Fund accepted tender offer requests of approximately $13,437,995. The final tender amount will be based upon the June 30, 2012 net asset value.

11. Fund Merger

At a meeting of the Board of Managers of Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”) held on June 6, 2011, the Board approved an agreement and plan of reorganization whereby the Master Fund and the Fund would acquire the assets and identified liabilities of Arden Sage Multi-Strategy TEI Master Fund, L.L.C. (the “TEI Master Fund”) and Robeco-Sage Multi-Strategy TEI Fund, LLC (the “TEI Fund”) respectively (the “Reorganization”). At a shareholder meeting held on September 27, 2011, the members of the TEI Master Fund and the TEI Fund approved the Reorganization. The Reorganization was completed as of the close of business on September 30, 2011.

The Reorganization consolidated the Master Fund and the TEI Master Fund, which had substantially similar investment objectives and policies, as well as a substantially similar investment portfolio and a common portfolio management team. The Reorganization was proposed because it was expected to result in lower expenses for investors and a streamlined portfolio management effort. The Reorganization was accomplished through an exchange of 114,777 total outstanding shares of the TEI Master Fund valued at $115,619,285 for 103,016 total outstanding shares of the Master Fund. The TEI Master Fund’s net assets were $115,619,285. The TEI Master Fund net assets were primarily comprised of investments in securities with a fair value of $112,309,957 and cash of $5,435,781. The aggregate net assets of the Master Fund immediately before and after the acquisition were $108,837,974 and $224,457,259, respectively.

The financial statements represent the Master Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the TEI Master Fund that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on April 1, 2011, the Master Fund’s net investment loss, net realized loss on investments in Portfolio Funds and net decrease in Members’ Capital derived from investment activities for the year ended March 31, 2012, unaudited, would have been $(3,223,504), $(3,458,731) and $(6,682,235), respectively.

16

Arden Sage Multi-Strategy Fund, L.L.C.

Notes to Financial Statements (concluded)

11. Fund Merger (concluded)

In addition the Fund and the TEI Fund which had a Reorganization which was accomplished through an exchange of 17,742 total outstanding shares of the TEI Fund valued at $17,016,072 for 17,173 total outstanding shares of the Fund. The TEI Fund’s net assets were $17,016,072. The TEI Fund net assets were primarily comprised of investments in the TEI Master Fund with a fair value of $17,739,843 and cash of $2,231. The aggregate net assets of the Fund immediately before and after the acquisition were $87,889,421 and $104,905,493, respectively.

The financial statements represent the Fund for the period prior to the acquisition TEI Fund and the combined fund for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the TEI Fund that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on April 1, 2011, the Fund’s net investment loss, net realized loss on investments in Portfolio Funds and net decrease in Members’ Capital derived from investment activities for the year ended March 31, 2012, unaudited, would have been $(3,076,949), $(1,006,611) and $(4,083,560), respectively.

12. Subsequent Events

Subsequent to the year ended March 31, 2012 through May 29, 2012, the Fund received $218,500 of subscriptions.

17

Arden Sage Multi-Strategy Fund, L.L.C.

Managers and Officers of the Fund (unaudited)

as of March 31, 2012

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS

DISINTERESTED MANAGERS

Charles S. Crow, III, 62 Manager	Indefinite/Since September 2008	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	5	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.

Richard B. Gross, 64 Manager	Indefinite/Since September 2008	Mr. Gross is a lawyer and private investor. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150- year old banking firm specializing in investment management and fiduciary services.	5	Member of the Board of Trustees of Randall’s Island Sports Foundation, a non-profit public/private partnership with the NYC Parks & Recreation Dept.

David C. Reed, 61 Manager	Indefinite/Since September 2008	Mr. Reed is the Chief Executive Officer, principal owner and co-founder of Mapleton Nurseries (1998-present). He is also the Managing Director of Reed & Company (1995-present).	5	Member of the Board of Directors of 1st Constitution Bank.

INTERESTED MANAGER[1]

Craig Krawiec, 37 Manager, President and Chief Executive Officer	Indefinite/From October 2011	Mr. Krawiec is the Chief Operating Officer and a Managing Director of the New Adviser[2] (2004 - present).	5	N/A

OFFICERS WHO ARE NOT MANAGERS

Andrew Katz, 34 Chief Financial Officer	Indefinite/From October 2011	Mr. Katz is Controller and an Executive Director of the New Adviser (2003–present).	N/A	N/A

[1]	Manager who is an “interested person” (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.
[2]	Prior to January 1, 2010, Mr. Krawiec served as Executive Director in the Research group of the Adviser.

18

Arden Sage Multi-Strategy Fund, L.L.C.

Managers and Officers of the Fund (unaudited)

as of March 31, 2012

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS

Thomas G. Kennedy, 42 Chief Compliance Officer	Indefinite/ From October 2011	Mr. Kennedy is Chief Compliance Officer and a Managing Director of the New Adviser. (July 2008–present). From 2005 to 2008, Mr. Kennedy was a Compliance Director of various units of Citigroup Private Bank.	N/A	N/A

19

ARDEN SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

(formerly Robeco-Sage Multi-Strategy Master Fund, L.L.C.)

Financial Statements

For the year ended March 31, 2012

Arden Sage Multi-Strategy Master Fund, L.L.C.

Financial Statements:

The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 751-5252; and (ii) on the Commission’s website at http://www.sec.gov.

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and

Members of Arden Sage Multi-Strategy Master Fund, L.L.C

We have audited the accompanying consolidated statement of assets and liabilities including the consolidated schedule of investments, of Arden Sage Multi-Strategy Master Fund, L.L.C. as of March 31, 2012 and the related consolidated statements of operations and cash flows for the year then ended, and consolidated statement of changes in members’ capital for each of the two years in the period then ended and consolidated financial highlights for each of the three years in the period then ended and the period January 1, 2009 (commencement of operations) through March 31, 2009. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at March 31, 2012, by correspondence with the custodian and portfolio funds or by other appropriate auditing procedures where replies from portfolio funds were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above, present fairly, in all material respects, the financial position of Arden Sage Multi-Strategy Master Fund, L.L.C. as of March 31, 2012, and the results of its operations and its cash flows for the year then ended, and statement of changes in members’ capital for each of the two years in the period ended and financial highlights for each of the three years in the period then ended and the period January 1, 2009 (commencement of operations) through March 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

May 29, 2012

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments

March 31, 2012

Portfolio Fund	Cost	Value	%* of Members’ Capital	Liquidity**
Equity (Long/Short) - Variable Exposure:
Cobalt Partners L.P.	$11,214,029	$12,212,242	4.48%	Semi-Annually
Highline Capital Partners QP, L.P.	6,813,421	7,452,555	2.74%	Quarterly
JHL Capital Group Fund Ltd	5,421,005	5,751,131	2.11%	Quarterly
Lakewood Capital Partners, L.P.	8,907,744	9,925,470	3.64%	Quarterly
Pennant Windward Offshore Fund, Ltd.	13,767,049	15,459,805	5.67%	Quarterly
PFM Diversified Fund, L.P.	9,266,036	9,682,029	3.55%	Quarterly
PFM Meritage Fund, L.P.	3,850,922	3,964,881	1.45%	Quarterly

Total Equity (Long/Short) - Variable Exposure	59,240,206	64,448,113	23.64%

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments (continued)

March 31, 2012

Portfolio Fund	Cost	Value	%* of Members’ Capital	Liquidity**
Multi - Event Driven:
Elliott International, Ltd.	$12,202,977	$13,798,648	5.06%	Quarterly
Empyrean Capital Overseas Fund, Ltd.	7,966,493	7,809,827	2.87%	Quarterly
Eton Park Fund, L.P.	742,851	999,331	0.37%	Annually
Eton Park Overseas Ltd.	1,679,251	1,689,622	0.62%	Annually
Fir Tree Value Fund II, L.P.	9,729,932	11,414,316	4.19%	Quarterly
Greywolf Capital Overseas Fund	34,520	35,349	0.01%	‡
Greywolf Capital Partners II, L.P.(1)	64,550	55,986	0.02%	‡
Magnetar SPV LLC	239,014	210,073	0.08%	†
Magnetar Capital Fund, L.P.(1)	309,805	307,880	0.11%	‡
Magnetar Capital, Ltd.	656,574	676,286	0.25%	†
Perry Partners International	159,926	165,470	0.06%	‡
Taconic Opportunities Fund, L.P.(1)	50,505	62,536	0.02%	‡
Wexford Offshore Spectrum Fund	39,969	31,173	0.01%	‡
Wexford Spectrum Fund I, L.P.(1)	129,824	114,984	0.04%	†

Total Multi - Event Driven	34,006,191	37,371,481	13.71%

Equity - Event:
Altima Global Special Situations Fund, Ltd.	1,608,465	1,542,297	0.57%	‡
BHR Master Fund, Ltd.	6,732,742	7,955,678	2.92%	Quarterly
Broad Peak Fund, Ltd.	40,297	31,341	0.01%	†
Covalent Capital Partners (Offshore), L.P.	6,034,424	5,979,354	2.19%	Quarterly
Luxor Capital Partners, L.P.	9,086,992	9,441,531	3.46%	Quarterly
Montrica Global Opportunities Fund, L.P.(1)	407,832	314,054	0.11%	†
Octavian Global Fund, L.P.	499,630	397,009	0.15%	‡
Octavian Global Fund, Ltd.	335,866	343,257	0.13%	‡
Owl Creek II L.P.	2,780,637	2,834,831	1.04%	Quarterly
Owl Creek Overseas Fund, Ltd.	1,703,568	1,907,705	0.70%	Quarterly
York European Opportunities Fund, L.P.	4,248,933	4,413,253	1.62%	Quarterly

Total Equity - Event	33,479,386	35,160,310	12.90%

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments (continued)

March 31, 2012

Portfolio Fund	Cost	Value	%* of Members’ Capital	Liquidity**
Equity (Long/Short) - Sector/Region:
Artha Emerging Markets Fund, L.P.	$5,517,455	$5,400,370	1.98%	Quarterly
Criterion Horizons Fund, L.P.	11,950,194	13,436,494	4.93%	Monthly
Kylin Fund, L.P.	9,750,118	9,870,439	3.62%	Quarterly

Total Equity (Long/Short) - Sector/Region	27,217,767	28,707,303	10.53%

Fixed Income Relative Value:
Bluecrest Capital International, Ltd.	5,000,000	5,092,522	1.87%	Quarterly
Brevan Howard Multi-Strategy Fund, L.P.(1)	4,726,494	4,807,018	1.77%	Monthly
Pelagus Capital Fund Inc.	7,699,848	8,076,520	2.96%	Monthly
The Drake Absolute Return Fund, L.P.	286,714	280,859	0.10%	†

Total Fixed Income Relative Value	17,713,056	18,256,919	6.70%

Equity (Market Neutral) - Fundamental/Trading:
Citadel Global Equities Fund, Ltd.	8,500,000	8,872,608	3.25%	Monthly
Level Global L.P.	87,458	91,536	0.03%	‡
Millennium International, Ltd.	8,500,000	8,961,082	3.29%	Quarterly

Total Equity (Market Neutral) Fundamental/Trading	17,087,458	17,925,226	6.57%

Discretionary Global:
Brevan Howard Emerging Markets Strategies Fund, L.P.(1)	3,853,947	4,047,760	1.48%	Monthly
Caxton Global Investments, Ltd.	3,000,000	3,070,265	1.13%	Quarterly
QFR Victoria Fund, Ltd.	7,950,070	8,312,876	3.05%	Quarterly
Woodbine Capital Fund, Ltd.	2,340,969	2,186,050	0.80%	Quarterly

Total Discretionary Global	17,144,986	17,616,951	6.46%

Stressed / Distressed Credit:
Cerberus International, Ltd.	2,390,202	2,598,140	0.95%	†
Cerberus SPV, LLC	3,584,931	3,333,824	1.22%	†
Credit Distressed Blue Line Fund, L.P.	561,179	607,030	0.22%	†
Credit Distressed Blue Line Offshore Fund, Ltd.	881,484	761,880	0.28%	Quarterly
York Credit Opportunities Fund, L.P.	5,228,698	6,286,523	2.31%	Semi-Annually

Total Stressed / Distressed Credit	12,646,494	13,587,397	4.98%

Credit - Event:
Anchorage Capital Partners, L.P.	36,350	50,277	0.02%	‡
Dune Capital, L.P.(1)	215,409	174,165	0.06%	†
Dune Capital International, Ltd.	76,752	84,091	0.03%	‡
Fortress Value Recovery Fund I, Ltd.	32,198	28,536	0.01%	†
Redwood Domestic Fund, L.P.(1)	190,032	259,029	0.10%	Bi-Annually
Redwood Offshore Fund, Ltd.	8,460,617	10,546,852	3.87%	Bi-Annually
Silver Point Capital Fund, L.P.(1)	598,922	776,728	0.28%	‡

Total Credit - Event	9,610,280	11,919,678	4.37%

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments (concluded)

March 31, 2012

Portfolio Fund	Cost	Value	%* of Members’ Capital	Liquidity**
Convertible Arbitrage:
Linden Investors, L.P.	$8,644,095	$8,837,728	3.24%	Quarterly

Credit - Relative Value:
Claren Road Credit Fund, Ltd.	8,500,000	8,327,380	3.06%	Monthly

Tail Hedge:
Man Systematic TailProtect Offshore Fund, Ltd.	2,750,000	2,663,245	0.98%	Monthly
Saba Capital Tail Hedge Offshore Fund, Ltd.	3,500,000	2,405,255	0.88%	Monthly

Total Tail Hedge	6,250,000	5,068,500	1.86%

Multi - Relative Value:
Bennelong Asia Pacific Multi-Strategy Equity Fund, Ltd.(1)	548,908	661,083	0.24%	‡

Tactical / Other:
Sorin Offshore Fund, Ltd.	45,816	51,532	0.02%	†

Total Portfolio Funds	252,134,643	267,939,601	98.28%

Cash Equivalents:
SEI Daily Income Trust Treasury Fund, Cl A, 0.01%	1,109,774	1,109,774	0.41%	Daily

Total Cash Equivalents	1,109,774	1,109,774	0.41%

Total Investments	$253,244,417	$269,049,375	98.69%

*	Percentages are based on Members’ Capital at the end of the year of $272,634,286.
**	Liquidity terms shown apply after initial lock-up provisions. See Notes 11.B and 13 for a description of initial lock-up provisions.
†	Portfolio Fund is in the process of an orderly wind-down with the return of capital to investors. Final distribution dates cannot be estimated.
‡	The Master Fund’s remaining investment in the Portfolio Fund is a side pocket, which is in the process of liquidating. See Note 11.D for additional information on side pockets. Final distribution dates cannot be estimated.
(1)	Portfolio Fund is held by Arden Sage Multi-Strategy 1099 Blocker Fund, LLC, which is 100% owned by the Master Fund. See Note 4 for additional information.

At March 31, 2012, the aggregate cost of investments for tax purposes was $252,134,643. Net unrealized appreciation on investments for tax purposes was $15,804,958 consisting of $18,398,879 of gross unrealized appreciation and ($2,593,921) of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 98.28% of Members’ Capital have been fair valued as described in Note 3.B.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Assets and Liabilities

March 31, 2012

Assets
Investments in Portfolio Funds, at fair value (cost $252,134,643)	$267,939,601
Receivable from Portfolio Funds	15,613,836
Fund investments made in advance	8,500,000
Cash and cash equivalents	1,192,861
Other assets	25,196
Receivable from Arden Sage Multi-Strategy Fund, L.L.C.	1,156

Total assets	293,272,650

Liabilities
Redemptions payable	12,500,000
Loan Payable	7,200,000
Advisory fee payable	520,566
Professional fee payable	204,272
Deferred income tax payable	131,151
Administration fee payable	49,769
Board of Managers’ fees payable	13,500
Other accrued expenses	19,106

Total liabilities	20,638,364

Net Assets	$272,634,286

Members’ Capital
Net capital	$252,250,183
Accumulated net investment loss	(4,823,582)
Accumulated net realized loss on Portfolio Funds	(1,676,353)
Net unrealized appreciation on investments in Portfolio Funds	26,884,038

Members’ Capital	$272,634,286

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Operations

For the year ended March 31, 2012

Investment Income
Interest	$662

Total Investment Income	662

Expenses
Advisory fee	1,536,848
Professional fees	376,854
Administration fee	240,958
Line of credit fee	92,178
Tax fee	64,195
Board of Managers’ fees	30,000
Custody fee	18,122
Other expenses	103,503

Total expenses	2,462,658

Net Investment Loss	(2,461,996)

Realized and Unrealized Gains on Investments in Portfolio Funds
Net Realized Gain on Investments in Portfolio Funds	967,650
Net Change in Unrealized Appreciation on Investments in Portfolio Funds	4,493,347

Net Realized and Unrealized Gains	5,460,997

Net Increase in Members’ Capital derived from Investment Activities	$2,999,001

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statements of Changes in Members’ Capital

	For the year ended March 31, 2012	For the year ended March 31, 2011
From Investment Activities
Net investment loss*	$(2,461,996)	$(1,355,382)

Net realized gain on investments in Portfolio Funds	967,650	477,770
Net change in unrealized appreciation on investments in Portfolio Funds	4,493,347	5,402,044

Net realized and unrealized gains	5,460,997	5,879,814

Net increase in Members’ Capital derived from investment activities	2,999,001	4,524,432

Members’ Capital Transactions
Sales of Units	92,078,757	41,056,791
Units transfer from Reorganization	115,619,285	—
Redemptions of Units	(53,563,334)	(20,511,000)

	154,134,708	20,545,791

Net Increase in Members’ Capital	157,133,709	25,070,223
Members’ Capital at Beginning of Year	115,500,577	90,430,354

Members’ Capital at End of Year	$272,634,286	$115,500,577

Accumulated Net Investment Loss	$(4,823,582)	$(2,361,586)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Cash Flows

For the year ended March 31, 2012

Cash Flows Provided by Operating Activities
Net increase in Members’ Capital derived from investment activities	$2,999,001
Adjustments to reconcile net increase in Members’ Capital derived from investment activities to cash provided by operating activities:
Purchases of Portfolio Funds	(88,743,484)
Sales of Portfolio Funds	107,242,149
Other assets and liabilities transfer from Arden Sage Multi-Strategy TEI Master Fund, L.L.C.	3,309,328
Net change in unrealized appreciation on investments in Portfolio Funds	(4,493,347)
Net realized gain on investments in Portfolio Funds	(967,650)
Increase in receivable from Portfolio Funds	(8,405,207)
Decrease in fund investments made in advance	2,500,000
Increase in other assets	(14,214)
Increase in receivable from Arden Sage Multi-Strategy Fund, L.L.C.	(1,156)
Increase in advisory fee payable	306,270
Increase in administration fee payable	38,984
Increase in deferred income tax payable	64,194
Increase in Board of Managers’ fees payable	12,000
Increase in professional fees payable	75,328
Increase in other accrued expenses	19,106

Net cash provided by operating activities	13,941,302

Cash Flows from Investing Activities
Cash acquired from Fund Merger	5,435,781

Cash Flows from Financing Activities
Proceeds from sales of Units	19,838,170
Redemptions of Units	(46,563,334)
Line of credit borrowings	7,200,000

Net cash used in financing activities	(19,525,164)

Net decrease in cash and cash equivalents	(148,081)
Cash and cash equivalents, beginning of year	1,340,942

Cash and cash equivalents, end of year	$1,192,861

Supplemental schedule of non-cash financing activities:
Redemptions of Units	$12,500,000

Contribution from Members	$59,194,806

Contribution from Arden Sage Multi-Strategy TEI Fund, L.L.C.	$17,016,072

Assets and liabilities transferred from Arden Sage Multi-Strategy TEI Master Fund, L.L.C. (Note 2)
Investments in Portfolio Funds, at fair value	$112,309,957
Receivable from Portfolio Funds	9,301,536
Redemptions payable	(10,605,000)
Advisory fee payable	(503,594)
Capital contributions received in advance	(160,000)
Administration fee payable	(72,599)
Professional fees payable	(63,856)
Board of Managers’ fees payable	(1,500)
Other accrued expenses	(21,440)

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Financial Highlights

	For the year ended March 31, 2012	For the year ended March 31, 2011	For the year ended March 31, 2010		For the period January 1, 2009 (commencement of operations) through March 31, 2009
Total Return	-3.28%	4.43%	14.17%		1.86	%(1)
Net assets, end of year (000’s)	$272,634	$115,501	$90,430		$84,400
Ratios to Average Net Assets
Expenses(2)	1.24%	1.37%	1.42	%(5)	1.77	%(3)
Net investment loss	-1.24%	-1.37%	-0.74%		-1.77	%(3)
Portfolio turnover rate	47.19%	34.13%	32.12%		12.70	%(4)

(1)	Total return is for the period indicated and has not been annualized.
(2)	Expenses of Portfolio Funds are not included in the expense ratio.
(3)	Annualized.
(4)	Not annualized.
(5)	Percentage is after the management fee waiver. The Former Adviser (as defined in the Notes to the Consolidated Financial Statements) voluntarily waived the fee due to it under the Management Agreement from July 1, 2009 – September 11, 2009 (equal to 0.02% of average net assets).

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements

March 31, 2012

1. Principles of Consolidation

The accompanying financial statements include the accounts of Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”) and its wholly-owned affiliate, Arden Sage Multi-Strategy 1099 Blocker Fund, L.L.C. (the “Blocker Fund”). All the significant intercompany balances and transactions have been eliminated in consolidation.

2. Organization

Effective September 15, 2011, the Master Fund’s name changed from Robeco-Sage Multi-Strategy Master Fund, L.L.C. to Arden Sage Multi-Strategy Master Fund, L.L.C.

Pursuant to an agreement by and among Arden Asset Management LLC (the “New Adviser”) and Robeco Investment Management, Inc. (the “Former Adviser”), dated as of June 1, 2011, the New Adviser assumed from the Former Adviser investment management responsibilities for a number of separate accounts and investment funds, including the Master Fund, effective October 1, 2011.

The Master Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company. The fund is a master fund in a master/feeder structure into which its investors, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C., and Arden Sage Triton Fund, L.L.C. (the “Feeder Funds” or “Members”), invest substantially all of their assets. Effective September 30, 2011, following the Master Fund’s regular close of business, the Master Fund effected a reorganization pursuant to which it acquired substantially all of the assets and liabilities of Arden Sage Multi-Strategy TEI Master Fund, L.L.C. (formerly named Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.) (the “TEI Master Fund”) in exchange for Units of the Master Fund (the “Reorganization”). See Note 14 for additional information regarding the Reorganization.

The Master Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Master Fund accomplishes its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. At March 31, 2012, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C., and Arden Sage Triton Fund, L.L.C. hold 52.89%, 12.81%, 14.03%, and 20.27% of ownership interests, respectively, in the Master Fund.

Investors who purchase Units and who are admitted to the Master Fund by its Board of Managers (the “Board”) will become members of the Master Fund.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

2. Organization (concluded)

For accounting purposes, the Master Fund’s fiscal year is the 12-month period ending on March 31. The 11-month period ending October 31, 2011 is the taxable year of the Master Fund.

The Master Fund received its initial investment and commenced operations on January 1, 2009.

3. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, as detailed in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), may require the Master Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. Portfolio Valuation and Investment Transactions

The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented at fair value, as determined by the New Adviser effective October 1, 2011 and the Former Adviser prior to October 1, 2011, under the general supervision of the Board.

Such fair value generally represents the Master Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund. The New Adviser considers and Former Adviser considered information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The Master Fund’s valuation procedures require the New Adviser and Former Adviser to consider all relevant information available at the time the Master Fund values its assets. The New Adviser and Former Adviser, or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund’s interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (continued)

necessary to effect a mandatory redemption. In accordance with procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund. Interest income is recorded on an accrual basis of interest earned on cash balances.

The Master Fund utilizes the authoritative guidance on fair value measurements and disclosure under accounting principles generally accepted in the United States of America fair value measurements, which established an authoritative definition of fair value, established a framework for measuring fair value, and requires certain disclosures about fair value measurements. The standard established a three-level hierarchy for fair value measurement based on the transparency and independence of inputs used in the valuation of an asset or liability as of the measurement date. Accordingly, the Master Fund estimates the fair value of an investment in a Portfolio Fund using the net asset value of the investment without further adjustment unless the New Adviser and Former Adviser determines that the net asset value is deemed to be not reflective of fair value.

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

•

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. Investments in Portfolio Funds that are redeemable at net asset value without penalties within 90 days of period-end are considered Level 2 assets and represent the net asset values as reported by the Portfolio Funds; and

•

Level 3 – Significant unobservable prices or inputs (including the Master Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date. Investments in Portfolio Funds that are not redeemable at net asset value within 90 days of period-end, or are subject to a redemption penalty extending past June 30, 2012, are considered Level 3 assets and represent the net asset values as reported by the Portfolio Funds.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (continued)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following table summarizes the valuation of the Master Fund’s investments fair value hierarchy levels as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Investments by investment strategy:
Equity (Long/Short) - Variable Exposure	$—	$58,696,982	$5,751,131	$64,448,113
Multi - Event Driven	—	11,414,316	25,957,165	37,371,481
Equity - Event	—	10,392,607	24,767,703	35,160,310
Equity (Long/Short) - Sector/Region	—	18,836,864	9,870,439	28,707,303
Fixed Income Relative Value	—	8,076,520	10,180,399	18,256,919
Equity (Market Neutral) - Fundamental/Trading	—	—	17,925,226	17,925,226
Discretionary Global	—	13,569,191	4,047,760	17,616,951
Stressed / Distressed Credit	—	6,286,523	7,300,874	13,587,397
Credit - Event	—	—	11,919,678	11,919,678
Convertible Arbitrage	—	—	8,837,728	8,837,728
Credit - Relative Value	—	8,327,380	—	8,327,380
Tail Hedge	—	5,068,500	—	5,068,500
Multi - Relative Value	—	—	661,083	661,083
Tactical / Other	—	—	51,532	51,532

Total investments by investment strategy	$—	$140,668,883	$127,270,718	$267,939,601

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments by investment strategy	Balance as of 3/31/11	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers out of strategy	Transfers into strategy	Transfers into Level 3	Transfers out of Level 3	Balance as of 3/31/12
Equity (Long/Short) - Variable Exposure	$10,732,463	$—	$330,126	$3,200,000	$—	$(8,881,013)	$—	$2,221,005	$(1,851,450)	$5,751,131
Multi - Event Driven	21,386,679	99,419	163,720	1,060,107	(1,804,406)	(7,497,025)	35,635	16,576,795	(4,063,759)	25,957,165
Equity - Event	—	(279,740)	762,910	9,354,429	(17,279,421)	—	11,574,031	20,635,494	—	24,767,703
Equity (Long/Short) - Sector/Region	—	28,037	(163,998)	1,100,000	(2,300,000)	—	4,034,319	7,172,081	—	9,870,439
Fixed Income Relative Value	2,618,009	18,463	196,880	11,739,178	(4,740,121)	(2,527,157)	—	2,875,147	—	10,180,399
Equity (Market Neutral) - Fundamental/Trading	25,551	—	837,716	17,000,000	—	—	—	61,959	—	17,925,226
Discretionary Global	—	939,551	(568,859)	3,603,481	(7,378,397)	—	4,445,523	3,006,461	—	4,047,760
Stressed / Distressed Credit	7,789,377	204,880	20,127	—	(2,856,779)	(2,867,710)	2,640,656	5,294,229	(2,923,906)	7,300,874
Credit - Event	2,778,141	995,190	(188,138)	1,101,798	(4,521,306)	(2,666,238)	5,244,856	9,175,375	—	11,919,678
Convertible Arbitrage	3,182,566	(49,812)	(149,787)	300,000	(1,000,000)	—	—	6,554,761	—	8,837,728
Multi - Relative Value	746,763	—	121,561	—	—	(622,014)	—	414,773	—	661,083
Tactical / Other	—	—	338	—	—	—	25,582	25,612	—	51,532
Macro	5,247,920	—	—	—	—	(5,247,920)	—	—	—	—

Total	$54,507,469	$1,955,988	$1,362,596	$48,458,993	$(41,880,430)	$(30,309,077)	$28,000,602	$74,013,692	$(8,839,115)	$127,270,718

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (concluded)

Investments by investment strategy:	The amount of gains/(losses) included in gain/(loss) attributable to the change in unrealized gains/ (losses) relating to assets still held at 3/31/12
Equity (Long/Short) - Variable Exposure	$330,126
Multi - Event Driven	165,987
Equity - Event	1,087,382
Equity (Long/Short) - Sector/Region	(163,998)
Equity (Market Neutral) - Fundamental/Trading	837,608
Discretionary Global	(1,318,859)
Fixed Income Relative Value	196,880
Stressed / Distressed Credit	20,127
Credit - Event	584,898
Convertible Arbitrage	(63,932)
Multi - Relative Value	121,561
Tactical / Other	339

$1,798,119

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. The net Level 3 transfers in/(out) noted above are due to a change in liquidity of the underlying Portfolio Funds between the measurement dates. The Master Fund did not have any transfers between Level 1 and Level 2 during the year ended March 31, 2012.

C. Income Taxes

The Master Fund operated as a partnership from inception through November 30, 2010. Effective December 1, 2010, the Master Fund has elected to be treated as a corporation for Federal tax purposes and operates in a manner to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”)(the “Tax Transition”). As a RIC under Subchapter M of the Code, each year that the Master Fund qualifies as a RIC and distributes to its Members generally at least 98.2% of its “investment company taxable income” (as defined in the Code), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. If this minimum distribution regulation is not met, the Master Fund would be subject to a 4% excise tax. This avoids a “double tax” on that income and net capital gains since holders of Units normally would be taxed on the dividends and net capital gains they receive from the Master Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally would not incur unrelated business taxable income with respect to an investment in the Master Fund if they do not borrow to make the investment. While the Master Fund intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the excise tax as described above, it is possible that some excise tax will be incurred. In such event, the Master Fund will be liable for the tax only on the amount for which it does not meet the foregoing distribution requirements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

C. Income Taxes (continued)

The Master Fund changed its tax year end to October 31, 2011. For the prior tax year ended November 30, 2010, and for the preceding tax year ended December 31, 2009, which remain subject to examination by the tax authority, the Master Fund did not have a liability for any unrecognized tax benefits. The Master Fund has analyzed tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax return for all open tax years and has concluded, as of March 31, 2012, no provision for income tax would be required in the Master Fund’s financial statements. The Master Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended March 31, 2012, the Master Fund did not incur any interest or penalties.

As part of the process of preparing its consolidated financial statements, the Blocker Fund is required to account for its estimate of income taxes for Federal and States purposes through the establishment of a deferred tax asset or liability. Deferred income taxes payable of $131,151 result from temporary differences in reporting transactions for financial and tax purposes. Such differences relate primarily to unrealized appreciation on investments in Portfolio Funds, in the amount of $483,995. Deferred income tax expense for the year ended March 31, 2012 was $64,195.

ASC 740, Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Master Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Company is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than being considered all short term as under previous law. As the principle provisions of the Act will

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (concluded)

C. Income Taxes (concluded)

commence for fiscal periods beginning after December 22, 2010, or after the Company’s fiscal year beginning April 1, 2011, the effect of the Act on the Company will not be fully known until that time. As of March 31, 2012, the Master Fund had a capital loss carryforward of $1,426,153, which is available to offset future capital gains.

D. Distribution Policy

Because the Master Fund’s tax treatment requires the Master Fund to make certain annual distributions to Members, the Master Fund has established a program for the automatic reinvestment of these distributions in the Master Fund. Under the program, when a Member’s distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.

The amount of any dividends the Master Fund pays may vary over time, depending on market conditions, the composition of the Master Fund’s investment portfolio, the expenses borne by the Units, any distributions made to the Master Fund by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Master Fund by Subchapter M under the Code. Nonetheless, the Master Fund cannot guarantee that it will pay any dividends or other distributions. During the year ended March 31, 2012, the Master Fund did not declare any dividends.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

F. Cash and Cash Equivalents

The Master Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

4. Related Party Transactions and Other

Related Parties

Effective October 1, 2011, the New Adviser, a Delaware limited liability company, registered as an investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser of the Master Fund pursuant to an investment advisory agreement between the Master Fund and New Adviser (the “New Advisory Agreement”). Other than the identity of the New Adviser, the terms of the New Advisory Agreement are substantially the same as the terms of the previous investment advisory

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

4. Related Party Transactions and Other (continued)

Related Parties (continued)

agreement (the “Former Advisory Agreement”). The New Advisory Agreement was approved by the Board at a meeting held on June 6, 2011 and by members of the Master Fund at a meeting held on September 27, 2011. The New Adviser is responsible for developing, implementing and supervising the Master Fund’s investment program and providing day-to-day management services to the Master Fund. The Board has overall responsibility for the management and supervision of the operations of the Master Fund. Employees of the New Adviser serve as officers and as members of the Board of the Master Fund. Prior to October 1, 2011, the Former Adviser served as the investment adviser of the Master Fund. The Former Adviser was registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Former Adviser was a subsidiary of Robeco Groep and was responsible for developing, implementing and supervising the Master Fund’s investment program and providing day-to-day management services to the Master Fund. Employees of the Former Adviser served as officers and as members of the Board of the Master Fund.

In consideration of these investment advisory services and pursuant to the New Advisory Agreement between the Master Fund and the New Adviser effective October 1, 2011, the Master Fund pays the New Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter (the “Master Fund Management Fee”). The Master Fund Management Fee is payable in arrears within five business days after the end of each quarter. The New Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the New Advisory Agreement. The accompanying Statement of Assets and Liabilities includes an advisory fee payable for the New Adviser of $520,566. In consideration of these investment advisory services and pursuant to the Former Advisory Agreement between the Master Fund and the Former Adviser prior to October 1, 2011, the Master Fund paid the Former Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter. The Master Fund’s management fee for the Former Adviser was payable in arrears within five business days after the end of each quarter. The Former Adviser provided office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Former Advisory Agreement.

Each member of the Board, who is not an “interested person” of the Master Fund, as defined by the 1940 Act, receives an annual fee of $18,000. Any Board member who is an “interested person” does not receive any annual or other fee from the Master Fund. All Board members are reimbursed by the Master Fund for reasonable out-of-pocket expenses. Prior to October 1, 2011, each member of the Board, who is not an “interested person” of the Master Fund, as defined by the 1940 Act, received an annual fee of $2,000.

On October 20, 2010, the Blocker Fund was organized as a Delaware limited liability company. The Master Fund is the sole member and managing member of the Blocker Fund, which was formed to hold certain of the Master Fund’s investments.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

4. Related Party Transactions and Other (concluded)

Other

SEI Investments Global Fund Services (the “Administrator”) provides various administrative services to the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Master Fund and subject to approval by the Master Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Master Fund, pursuant to an administration agreement (the “Administration Agreement”). In consideration of such services, the Master Fund pays the Administrator a monthly fee based on the aggregate month-end net assets of the Master Fund and the other funds in the “Fund Complex” (as defined in the Administration Agreement) at an annual rate of up to 0.12%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses. Upon expiration of a two year term, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the “Custodian”) for the Master Fund’s assets. In consideration for such services, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

5. Fund Expenses

The Master Fund bears all of its own expenses other than those borne by the New Adviser, effective October 1, 2011 and the Former Adviser, prior to October 1, 2011 pursuant to the New Advisory Agreement and Former Advisory Agreement, respectively, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Management Fee; fees and travel-related and other expenses of members of the Board who are not employees of the New Adviser and Former Adviser or any affiliated person of the New Adviser and Former Adviser; all costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions among the New Adviser and Former Adviser and any custodian or other agent engaged by the Master Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Master Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis,

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

5. Fund Expenses (concluded)

of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Master Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Master Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

6. Members’ Capital

Unit transactions for the year ended March 31, 2012 were as follows:

Units outstanding at beginning of year	95,101
Units issued	80,208
Units transfer from Reorganization	103,016
Units redeemed	(46,241)

Units outstanding at end of year	232,084

7. Borrowings

The Master Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Master Fund has established a line of credit agreement with Societe Generale as the agent, for the lender, as of February 3, 2009, which is collateralized by a security interest in the Master Fund’s custody account. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Master Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. In accordance with an amendment to the line of credit agreement made on October 7, 2011, each borrowing shall bear interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR Rate plus 1.90%. The line of credit limit is $15,000,000. The Master Fund also pays a facility fee, based on the size of the line of credit, of 0.85% per annum. At March 31, 2012, the Master

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

7. Borrowings (concluded)

Fund had an outstanding borrowing of $7,200,000. During the year ended March 31, 2012, the Master Fund had borrowings under the line of credit agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding
$ 2,142,593	$12,000,000	2.41%	54

*	For the days borrowings were outstanding.

8. Net Asset Valuation

The Master Fund sells Units at their offering price, which is equal to the “net asset value” per Unit. The net asset value of the Master Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Master Fund repurchases any Units. The Master Fund’s net asset value is the value of the Master Fund’s assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

9. Indemnifications

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

10. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of the Master Fund’s investment.

11. Concentration of Risk

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

11. Concentration of Risk (concluded)

potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds’ net asset value.

The Master Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risks, such as:

A. Illiquid Investments

The Master Fund’s interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

B. Liquidity

The Portfolio Funds generally provide for periodic redemptions, with some Portfolio Funds having lock-up provisions ranging from 3 months to 2 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 1.0% to 6.0% of net assets. Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

C. Credit Risk

The Master Fund will be exposed to credit risk of Portfolio Funds with whom they trade and will always bear the risk of settlement default.

D. Side Pockets

The Master Fund may participate in side pocket investments, either at the Master Fund’s discretion or that of the Portfolio Manager who manages the Portfolio Fund in which the Master Fund invests. A side pocket investment is generally less liquid than others in a Portfolio Fund and will be subject to different terms and conditions, including more significant restrictions on redemptions. The fair value of side pockets is determined in good faith by the Portfolio Managers of their respective Portfolio Funds.

12. Investment Transactions

For the year ended March 31, 2012, the Master Fund had purchases of investments of $88,743,484 and sales of investments of $107,242,149.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

13. Investments

As of March 31, 2012, the Master Fund had investments in sixty-four Portfolio Funds, none of which were related parties.

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities, absent an order of the Securities and Exchange Commission (the “SEC”) (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the New Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund’s assets or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds’ Investment Strategies and Liquidity:

Equity (Long/Short) - Variable Exposure

This strategy employs rigorous fundamental and qualitative analysis with a broad investment scope. The investment process generally includes evaluating company management, determining each company’s competitive position, and analyzing financial statements, valuation metrics, and earnings growth prospects. Investment theses are sourced on a bottom-up company specific basis and expressed in long and/or short positions primarily in equities and equity derivatives. This strategy is constrained with regards to net exposure, and may vary in terms of leverage usage, position concentration limits, and holding periods. In Variable Exposure funds, managers can increase their net and gross exposure in an opportunistic and variable manner. These managers can have exposure levels range anywhere from a net short position to a net long position. These managers do not have a structural net exposure tendency. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 60 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 9% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 4% of net assets. Investments representing approximately 12% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments ranges from three to six months at March 31, 2012. Investments representing approximately 17% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments is three to nine months at March 31, 2012.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Multi - Event Driven

The investment funds in the multi-strategy (event-driven) strategy invest in several event driven strategies including credit event, equity event, risk arbitrage and stressed / distressed credit. Portfolio Funds representing 6% of the value of the investments in this category are held in a side pocket. The final distribution dates cannot be determined. The other Portfolio Funds have redemption notice periods of 60 to 90 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 21% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Portfolio Funds representing 6% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on an annual basis. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 4% of net assets. Investments representing approximately 8% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments ranges from one to three months at March 31, 2012. Investments representing approximately 37% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments is six to nine months at March 31, 2012.

Equity - Event

This strategy focuses on catalyst-driven investment opportunities which may arise from a wide range of company-specific or industry-related events, legislative/regulatory changes, industry consolidations or other events. Company-specific restructuring activities typically include buying or selling assets, entering into a new business or strategic initiative, leaving or discontinuing an existing business (including spin-offs and split-offs), or undergoing a change or reorganization of the capital structure, balance sheet or finances of the company. In certain cases, the catalyst or motivation for corporate change may be instigated by external forces, such as activist investors. This strategy also incorporates special situation investments, which generally involve deep fundamental analysis to identify mis-priced securities and may also include “value with a catalyst” type trades, top-down or thematic-oriented trades, and investments that may be more opportunistic in nature or longer in duration. As these investments are typically more idiosyncratic in nature, it may be more difficult to implement an effective position level hedge, in which case market hedges may be used. Portfolio Funds representing 8% of the value of the investments in this category are held in a side pocket. The final distribution dates cannot be determined. The Portfolio Funds have redemption notice periods of 30 to 92 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 40% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Investments representing approximately 17% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments is two to four months at March 31, 2012.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Equity (Long/Short) - Sector/Region

This strategy employs rigorous fundamental and qualitative research with a narrow investment scope, typically focused on specific sectors or regions. The investment process generally includes evaluating company management, determining each company’s competitive position, and analyzing financial statements, valuation metrics, and earnings growth prospects. Investment theses are sourced on a bottom-up company specific basis and expressed in long and/or short positions primarily in equities and equity derivatives. The strategies are unconstrained with regards to net exposure, and may vary in their leverage employed, position concentration limits, and holding periods. Portfolio Managers in this category seek to focus on a niche area where they have deep levels of expertise and can leverage a strong network of contacts to provide them with an informational edge. The Portfolio Funds in this category have redemption notice periods ranging from 45 to 60 days. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 3% of net assets. Investments representing approximately 52% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments ranges from four to twenty-one months at March 31, 2012. Investments representing approximately 29% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments is three to nine months at March 31, 2012.

Fixed Income Relative Value

This strategy focuses on taking advantage of temporary pricing anomalies in, along, and between related instruments in government interest rate and currency markets (directly and via related derivative instruments). Trades are often based on deviations from historical relationships, with the expectation of mean reversion over time or a catalyst generating the correction. Trades can be directional or conditional in nature and are almost always expressed through derivative transactions, including futures, interest rate swaps, options, options on swaps and forwards. Examples of such styles are discretionary trades focused on the shape and slope of yield curves and relative mis-pricings between rates within and between regions. A Portfolio Fund representing 2% of the value of the investments in this category is held in a side pocket. A Portfolio Fund in this category began an orderly wind-down and a return of capital to investors on May 30, 2008. The Portfolio Funds in this category have redemption notice periods ranging from 60 to 90 days. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 5% of net assets. Investments representing approximately 28% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments is nine months at March 31, 2012.

Equity (Market Neutral) - Fundamental/Trading

This strategy utilizes primarily discretionary, qualitative processes to select securities and construct equity portfolios that are managed with low net exposure within a narrow band (typically +/-20%). This strategy incorporates both high-turnover active trading styles, as well as longer-horizon fundamentally oriented investment approaches. While primarily driven by fundamental bottom-up stock selection, tactical considerations are also given to current and projected market dynamics. The strategy is typically employed with low beta exposure, but may not be explicitly neutral to factors such as market-

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Equity (Market Neutral) - Fundamental/Trading (concluded)

capitalization, sector exposure, and growth/value biases. A Portfolio Fund in this category is held in a reserve. The final distribution date cannot be determined. The other Portfolio Funds in this category have redemption notice periods ranging from 45 to 90 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 50% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Portfolio Funds representing 49% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a monthly basis. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 4% of net assets. Investments representing approximately 50% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments is six months at March 31, 2012.

Discretionary Global

This strategy involves using fundamental and macroeconomic inputs to identify investment opportunities across a broad array of asset classes and geographies. Certain Portfolio Managers may exhibit greater specialization in a particular asset class or region where they are able to leverage a greater informational advantage, given prior experience or mandate focus. This strategy is often not market neutral and typically involves directional trades as well as relative value spread trades between related instruments. Substantial investment and trading experience is needed to synthesize and reconcile large amounts of information to make largely qualitative assessments weighing a continuous flow of data that may further support or conflict with market views. Given the diverse and potentially complex nature of the asset classes and instruments traded within this strategy, risk management, including the sizing and timing of building and exiting individual positions is a critical component of this strategy. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 90 days. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 5% of net assets. Investments representing approximately 6% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments is six months at March 31, 2012.

Stressed / Distressed Credit

This strategy involves investing in securities of companies under financial stress or involved in formal bankruptcy proceedings. While the strategy is predominantly oriented towards debt instruments, investments may be made across a company’s capital structure (including bank loans, bonds, subordinated debt and equity). Derivatives such as CDS and listed options may be used both for hedging purposes and to express risk. With stressed situations, value is typically unlocked via an event such as the sale of assets or a refinancing. Participation in restructuring and bankruptcy proceedings requires a more process-driven investment approach incorporating both financial and legal expertise. Once the “fulcrum security” (the debt instrument most likely to convert to equity in a restructuring) is correctly identified Portfolio Managers can extract value from the legal process including participation on creditor committees and in

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Stressed / Distressed Credit (concluded)

court proceedings. Portfolio Funds representing 48% of the value of the investments in this category are held in a side pocket. Certain Portfolio Funds in this category have redemption notice periods ranging from 60 to 90 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 6% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Portfolio Funds representing 46% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a semi-annual basis. Investments representing approximately 14% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments is six months at March 31, 2012.

Credit - Event

This strategy involves investing in catalyst-driven opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate restructurings. Trades are primarily expressed in the debt securities of companies, but may include all parts of the capital structure including equity. This strategy also incorporates loan origination investments, which typically focus on providing asset-based loans, real estate-related investments, bridge financing, and mezzanine financing. These transactions may include long dated warrants to increase the lender’s total return. Portfolio Funds representing 10% of the value of the investments in this category are held in a side pocket. The Portfolio Funds in this category have redemption notice periods ranging from 60 to 180 days.

Convertible Arbitrage

This strategy typically involves seeking to take advantage of the convex price relationship between a convertible bond and the underlying equity by buying the convertible security and simultaneously trading a short position in the underlying equity according to the changing price relationship. Other elements of the strategy include carry trades, capital structure arbitrage, private transactions, short convertible positions, and special situations arising from unique convertible features such as call premium, change of control puts and mandatory convert structures. The Portfolio Fund in this category allows the Master Fund to redeem its balance on a quarterly basis with a redemption notice period of 65 days. The Portfolio Fund in this category allows the Master Fund to redeem 25% of its balance on a quarterly basis.

Credit - Relative Value

This strategy involves seeking to exploit relative pricing discrepancies between securities within an issuer’s capital structure or between related instruments referencing an issuer or issuers where historical relationships are mis-priced and there is a catalyst for those to converge or diverge. These strategies are generally implemented by taking off-setting long and short positions in similar or related securities when their values, which are historically or mathematically interrelated, are temporarily distorted. Profit is realized when the skewed relationship between the securities returns to normal. This strategy also encompasses managers who trade credit on a fundamental basis using alpha generating long and short

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

13. Investments (concluded)

Portfolio Funds’ Investment Strategies and Liquidity (concluded):

Credit - Relative Value (concluded)

positions. Credit Relative Value strategies primarily trade corporate debt instruments and bank loans, however they may also invest in equities and credit derivatives (both single name and indices). The Portfolio Fund in this category allows the Master Fund to redeem its balance on a monthly basis with a redemption notice period of 60 days.

Tail Hedge

This strategy seeks to take on exposures that will rise in value during periods of market stress, and particularly during those types of events that are likely to have an adverse impact on the core strategies within a given portfolio. Ideally, this class of funds will have a non-linear, option-like profile where a small premium is expended during flat or positive periods, and then exhibit a highly positively convex payout profile as market conditions deteriorate. Tail hedges may be expressed via short equity or credit exposures, purchase of out-of-the-money put options, long volatility positions, being long “flight-to-safety” assets and spreads, and via trend following algorithms among others. The Portfolio Funds in this category allows the Master Fund to redeem their balance on a monthly basis with redemption notice periods ranging from 30 to 35 days.

Multi - Relative Value

The investment funds in the multi-strategy (relative value) strategy invest in several relative value strategies including credit-relative value, convertible arbitrage, equity market neutral, fixed income relative value, systematic relative and volatility arbitrage. The remaining investment in this category is held in a side pocket. The final distribution dates cannot be determined.

Tactical and Other Strategies

Tactical/Other strategies encompass a variety of strategic and opportunistic investments that do not fit the strategy definitions listed within the Portfolio Funds’ Investment Strategies and Liquidity notes. The remaining investment in this category is held in a side pocket. The Portfolio Fund in this category began an orderly wind-down and a return of capital to investors on July 1, 2009.

14. Fund Merger

At a meeting of the Board of Managers of Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”) held on June 6, 2011, the Board approved an agreement and plan of reorganization whereby the Master Fund would acquire the assets and identified liabilities of Arden Sage Multi-Strategy TEI Master Fund, L.L.C. (the “TEI Master Fund”) (the “Reorganization”). At a shareholder meeting held on September 27, 2011, the members of the TEI Master Fund approved the Reorganization. The Reorganization was completed as of the close of business on September 30, 2011.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (concluded)

14. Fund Merger (concluded)

The Reorganization consolidated the Master Fund and the TEI Master Fund, which had substantially similar investment objectives and policies, as well as a substantially similar investment portfolio and a common portfolio management team. The Reorganization was proposed because it was expected to result in lower expenses for investors and a streamlined portfolio management effort. The Reorganization was accomplished through an exchange of 114,777 total outstanding shares of the TEI Master Fund valued at $115,619,285 for 103,016 total outstanding shares of the Master Fund. The TEI Master Fund’s net assets were $115,619,285. The TEI Master Fund net assets were primarily comprised of investments in securities with a fair value of $112,309,957 and cash of $5,435,781. The aggregate net assets of the Master Fund immediately before and after the acquisition were $108,837,974 and $224,457,259, respectively.

The financial statements represent the Master Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the TEI Master Fund that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on April 1, 2011, the Master Fund’s net investment loss, net realized loss on investments in Portfolio Funds and net decrease in Members’ Capital derived from investment activities for the year ended March 31, 2012, unaudited, would have been $(3,223,504), $(3,458,731) and $(6,682,235), respectively.

15. Recent Accounting Pronouncement

In May 2011, the FASB issued Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards.” The ASU 2011-04 changes certain fair value measurement principles and disclosure requirements.

The ASU 2011-04 is effective for annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU 2011-04 will have on the Master Fund’s financial statements and related disclosures.

16. Subsequent Events

Subsequent to the year ended March 31, 2012 through May 29, 2012, the Master Fund received $296,000 of subscriptions.

On May 29, 2012, the Master Fund offered to purchase up to $42,800,000 of Units tendered by Members of the Master Fund at a price equal to the net asset value as of June 30, 2012. As of the date of these financial statements, no tender requests have been received.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Managers and Officers of the Master Fund (unaudited)

as of March 31, 2012

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
DISINTERESTED MANAGERS

Charles S. Crow, III, 62 Manager	Indefinite/Since September 2008	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	5	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.

Richard B. Gross, 64 Manager	Indefinite/Since September 2008	Mr. Gross is a lawyer and private investor. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150- year old banking firm specializing in investment management and fiduciary services.	5	Member of the Board of Trustees of Randall’s Island Sports Foundation, a non-profit public/private partnership with the NYC Parks & Recreation Dept.

David C. Reed, 61 Manager	Indefinite/Since September 2008	Mr. Reed is the Chief Executive Officer, principal owner and co-founder of Mapleton Nurseries (1998-present). He is also the Managing Director of Reed & Company (1995-present).	5	Member of the Board of Directors of 1st Constitution Bank.

INTERESTED MANAGER[1]

Craig Krawiec, 37 Manager, President and Chief Executive Officer	Indefinite From October 2011	Mr. Krawiec is the Chief Operating Officer and a Managing Director of the New Adviser[2] (2004 - present).	5	N/A

OFFICERS WHO ARE NOT MANAGERS

Andrew Katz, 34 Chief Financial Officer	Indefinite/From October 2011	Mr. Katz is Controller and an Executive Director of the New Adviser (2003– present).	N/A	N/A

1	Manager who is an “interested person” (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.
2	Prior to January 1, 2010, Mr. Krawiec served as Executive Director in the Research group of the Adviser.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Managers and Officers of the Master Fund (unaudited)

as of March 31, 2012

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
Thomas G. Kennedy, 42 Chief Compliance Officer	Indefinite/From October 2011	Mr. Kennedy is Chief Compliance Officer and a Managing Director of the New Adviser. (July 2008–present). From 2005 to 2008, Mr. Kennedy was a Compliance Director of various units of Citigroup Private Bank.	N/A	N/A

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. For the fiscal year ended March 31, 2012, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of this code of ethics is filed with this form N-CSR under Item 12 (a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is David Reed. Mr. Reed is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Anchin, Block & Anchin LLP (“Anchin”) related to Arden Sage Multi-Strategy Fund, L.L.C. (formerly known as Robeco-Sage Multi-Strategy Fund, L.L.C.) (the “Fund”).

Anchin billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

		2012			2011
		All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$33,700	N/A	N/A	$25,000	N/A	N/A
(b)	Audit-Related Fees	$0	N/A	N/A	$0	N/A	N/A
(c)	Tax Fees(2)	$23,100	N/A	N/A	$24,000	N/A	N/A
(d)	All Other Fees(3)	N/A	N/A	N/A	$2,500	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax fees include amounts related to the preparation of the registrant’s tax filings and of the Schedule K-1s for members of the registrant.
(3)	Non-audit fees include amounts related to services provided in order to provide auditor consents for audits to be included in subsequent filings.

(e)(1)	The registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	Percentage of fees billed by Anchin applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)	The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2012, were $0 and $0, respectively.

The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2011, were $0 and $0, respectively.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that may be rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.	POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Arden Asset Management LLC (the “Adviser”) has discretion to vote the proxies of commingled investment vehicles and dedicated separately managed accounts/funds (hereinafter “Clients”) the Adviser will vote those proxies in the best interests of its Clients and in accordance with these policies and procedures, as described below. Because the Client portfolios over which the Adviser has investment discretion generally do not hold exchange-traded securities, the Adviser is rarely requested to vote the proxies of traditional operating companies. However, because Clients primarily purchase and hold interests in unregistered investment companies (“Underlying Funds”), it is more common for the Adviser to receive requests soliciting votes or consent for amendments or resolutions affecting the governance of Underlying Funds that are not easily classified as proxies in the traditional sense. As such, for the purposes of this Policy, the Adviser will treat a request from an Underlying Fund as a proxy when it involves a request to exercise the Client’s voting authority on, without limitation, proposed amendments to a limited partnership agreement, operating agreement or a memorandum and articles of association, as the case may be, or voting in connection with an annual or special meeting of investors, in each case where the Client’s vote is counted towards the calculation of whether a quorum or threshold set by the Underlying Fund has been achieved. Specific investor rights or elections requested by Underlying Funds which are not dependent on how other investors vote, such as, without limitation, a choice between acceptance of new terms or an early right of redemption, invitations to invest or transfer to new or changed share classes, or tender offers that are individually exercisable by an investor will not be considered proxies, although they will be exercised in best interest of the Client involved.

In addition, the Adviser may waive/renounce a Client’s voting rights attributable to the Client’s interests in portfolio funds (i) consistent with disclosure contained in that Client’s prospectus; (ii) as required by the Client’s investment policies and restrictions; or (iii) as may be required to facilitate that Client’s or another Client’s adherence to the Investment Company Act of 1940.

II.	PROXY VOTING PROCEDURES

Any requests for votes, consents, or proxies (each hereafter referred to as a “proxy”) received by the Adviser will be sent to Danny Ha (the “Coordinator”). The Coordinator will:

A. Keep a record of each proxy received;

B. Ensure that the proxy is delivered to the person or committee who makes the voting decision for the applicable Client (herein referred to as the “Decision Makers”) to allow enough time for the completed proxy to be returned to the applicable Underlying Fund by the applicable deadline;

C. Determine which Client managed by the Adviser invests with the Underlying Fund to which the proxy relates;

D. Absent material conflicts (see Section IV below), the Decision Makers will determine how the Adviser should vote the proxy. The Decision Makers will send a decision on how the Adviser will vote a proxy to the Coordinator, who in turn is responsible for arranging for the proxy to be completed and mailed in a timely and appropriate manner.

III.	VOTING GUIDELINES

In the absence of specific voting guidelines from the Client, the Adviser will vote proxies in a way which in its reasonable belief serves the Client’s best interests.

Generally, the Adviser will vote in favor of routine corporate housekeeping proposals where no corporate governance issues are implicated (e.g., selection of auditors, etc.).

Generally, for other proposals, the Adviser will vote in accordance with the recommendation of management unless such vote would serve to increase fees or decrease liquidity to investors, and in such event the Adviser would only oppose management’s recommendation if it would not result in a Client’s interest in the Underlying Fund being redeemed unless it determines that such redemption is in the Client’s best interest. To the extent that an Underlying Fund solicits the Adviser’s vote on a proposal that will only become effective if a specified amount of investors in such Underlying Fund vote in favor of the proposal, the Adviser may decline to vote in favor of the proposal.

IV.	CONFLICTS OF INTEREST

The Coordinator will seek to identify any conflicts that may exist between the interests of the Adviser and its Clients.

If a potential material conflict is identified, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the Client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected Clients (or Investors in the commingled funds that are the Adviser’s Clients) and except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Clients (and/or Investors) the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA Client the opportunity to vote the proxies themselves. Absent the Client reserving voting rights, the Adviser will vote the proxies solely in accordance with the policies outlined in Section III - Voting Guidelines, above.

V.	DISCLOSURE

The Company will disclose in its Form ADV Part 2A that Clients may obtain a copy of this policy and information about how the Adviser voted proxies relative to Underlying Funds in their portfolio (and on an accommodation basis, Investors in a commingled fund that is the Adviser’s Client may also request information concerning how such fund’s proxies were voted) by contacting the General Counsel, Danny Ha, via e-mail (dha@ardenasset.com) or telephone (212 751-5252). The Registered Funds also file an annual proxy report with the SEC on Form N-PX that may be requested by investors in the Registered Funds by calling (866) 773-7145.

If a Client or (on an accommodation basis, an Investor) requests this information, the Coordinator will prepare a written response to the Client (or Investor) that lists, with respect to each voted proxy that the Client or Investor has inquired about: (1) the name of the Underlying Fund along with the Underlying Fund manager, should it apply, and (2) the proposal voted upon.

A concise summary of these proxy voting policies and procedures will be included in the Adviser’s Form ADV Part 2A, and will be updated whenever these policies and procedures are updated.

VI.	RECORD KEEPING

The Coordinator will maintain files relating to the Adviser’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A. Copies of these proxy voting policies and procedures, and any amendments thereto.

B. A copy of each proxy statement that the Adviser receives.

C. A record of how the Adviser voted.

D. A copy of any document the Adviser created that was material to making a decision how to vote proxies (including where the Adviser has determined not to vote), or that memorializes that decision.

E. A copy of each written Client or Investor request for information on how the Adviser voted, and a copy of any written response to any (written or oral) Client or Investor request for information on how the Adviser voted their proxies.

F. A copy of each letter evidencing a Client’s waiver or relinquishment of voting rights.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Information Regarding the Individuals Responsible for Portfolio Management

The day-to-day management of the portfolio of Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”), in which the Fund invests substantially all of its assets, is the responsibility of Paul S. Platkin, Chief Investment Officer of the Arden Sage Funds, and Darren S. Wolf, a Managing Director of the Adviser. Investment decisions for the Fund and the Master Fund are made with the oversight of the Adviser’s Investment Committee, which is comprised of, with respect to the Fund and the Master Fund, Mr. Platkin, as well as Averell H. Mortimer, Henry P. Davis, Ian McDonald, Matthew Bianco and Shakil Riaz.

Paul S. Platkin, CFA. Mr. Platkin is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee with respect to the Arden Sage Funds. Mr. Platkin is also the Chief Investment Officer of the Arden Sage Funds, and is responsible for the day-to-day management of the Arden Sage Funds. Previously, he was the Chief Investment Officer and Managing Director of Robeco-Sage. Prior to joining Robeco-Sage, he was General Director of the Absolute Return Strategies Unit of GM Asset Management. Before joining GM Asset Management, Mr. Platkin was an investment banking associate at EFC Group and staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

Mr. Platkin is a member of the Investment Committee with respect to the Fund, the Master Fund and the other Arden Sage Funds.

Darren S. Wolf, CFA. Mr. Wolf is a Managing Director at the Adviser. Mr. Wolf is responsible for managing the day-to-day research activities of the firm. In addition, Mr. Wolf, together with Mr. Platkin, is responsible for the day-to-day management of Arden Sage Funds. Previously, he was Head of Research of Robeco-Sage where he joined as a member of the research team in 2001. Mr. Wolf is a graduate of Yeshiva University’s Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA).

Officers of the Adviser on the Investment Committee

Averell H. Mortimer. Mr. Mortimer is the Founder and Chief Executive Officer of the Adviser. Mr. Mortimer is also chairman of the Adviser’s Investment Committee and is responsible for the firm’s overall investment process. With over twenty years experience on Wall Street, Mr. Mortimer has worked in a variety of investment fields, including investment banking, venture capital and investment management. Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University’s School of Business in 1984.

Mr. Mortimer is a member and Chairman of the Investment Committee.

Henry P. Davis. Mr. Davis is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. Davis is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Prior to joining the Adviser, Mr. Davis was an investment advisor to several high net worth families with responsibility for manager selection, oversight and asset allocation decisions. Previously, Mr. Davis was an attorney with Davis Polk & Wardwell, specializing in corporate and asset management work for hedge funds and other investment vehicles. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

Mr. Davis is a member of the Investment Committee.

Ian McDonald. Mr. McDonald is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. McDonald is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Mr. McDonald works out of, and is responsible for managing, the Adviser’s London office. Prior to joining the Adviser, Mr. McDonald worked at Morgan Stanley in the International Prime Brokerage Group’s European Capital Introduction division. In this role, he was responsible for introducing hedge funds to a variety of prospective investors, including fund of funds, private banks, pension funds, endowments and foundations. Before joining Morgan Stanley, Mr. McDonald was an investment consultant in the London office of Cambridge Associates and was responsible for monitoring European hedge fund managers. Prior to that, he was based in Cambridge’s Boston office where he focused on manager selection and due diligence of U.S. hedge funds. Mr. McDonald graduated with an MA (Honors) degree in Economic and Social History from the University of St. Andrews in Scotland.

Mr. McDonald is a member of the Investment Committee.

Matthew Bianco, CFA, FRM. Mr. Bianco is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. Bianco is head of Risk Management and oversees the firm’s quantitative analysis and portfolio construction functions. Mr. Bianco is also actively involved in strategy selection and other general investment research activities of the firm. Prior to joining the Adviser, Mr. Bianco was the head of Market Risk Management for WestLB in New York. He was responsible for the analysis and optimization of risk for all activities in North America, with a focus on structured finance, asset securitization and structured credit products. Mr. Bianco earned a Bachelor of Engineering degree in Electrical Engineering from Cooper Union, as well as an MS in Computer Engineering from Rutgers University. Mr. Bianco also received an M.B.A. in banking and financial markets from the NYU Stern School of Business. He holds the Financial Risk Manager certification from the Global Association of Risk Professionals, and the Chartered Financial Analyst designation from the CFA Institute.

Mr. Bianco is a member of the Investment Committee.

Shakil Riaz. Mr. Riaz is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. Riaz is actively involved in manager selection and portfolio construction. Mr. Riaz is also responsible for leading the investment process for the Arden PropPartners funds. Previously, he was the Chief Investment Officer of J.P. Morgan PropPartners Management Corp (“JPM PP”). Prior to JPM PP, he was Chief Investment Officer for the Capital Markets Investment Program since 1994, and prior to joining the Investment Bank in New York, Mr. Riaz was General Manager of the predecessor Chemical Bank’s offices in Cairo, Bahrain and Singapore from 1983-1991. He joined Chemical Bank in 1976 in the International Operations Group, transferring to the Middle East territory of the International Division in 1980. Mr. Riaz holds a B.S. in Aerospace and Mechanical Engineering from Princeton University, a graduate diploma from the University of Stockholm and a M.B.A. from the Fuqua School of Business at Duke University.

Mr. Riaz is a member of the Investment Committee.

Other Funds and Accounts Managed

The following tables set forth information about funds and accounts other than the Fund and the Master Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2012.

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund’s Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Paul S. Platkin	3	$128,557,312	1	$402,866,522	0	$0
Darren S. Wolf	3	$128,557,312	1	$402,866,522	0	$0

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund’s Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
Paul S. Platkin	0	$0	1	$402,866,522	0	$0
Darren S. Wolf	0	$0	1	$402,866,522	0	$0

Investment decisions of the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.

Compensation Program

Compensation for the portfolio managers is a combination of a fixed salary and a bonus. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or the Master Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser’s portfolio managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Adviser’s portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because the Adviser’s portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Adviser’s portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser’s portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser’s portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

Fund Ownership

The following table sets forth the dollar range of Units beneficially owned by the portfolio managers as of March 31, 2012.

Portfolio Manager	Dollar Range
Paul S. Platkin	None
Darren S. Wolf	None

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Arden Sage Multi-Strategy Fund, L.L.C.

By (Signature and Title)*	/s/ Craig Krawiec
Craig Krawiec
Chief Executive Officer

Date: June 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig Krawiec
Craig Krawiec
Chief Executive Officer

Date: June 8, 2012

By (Signature and Title)*	/s/ Andrew Katz
Andrew Katz
Chief Financial Officer

Date: June 8, 2012

*	Print the name and title of each signing officer under his or her signature.